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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     July 22, 2004
                                                 --------------------

                              UNITED BANCORP, INC.
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                         (Name of Issuer in its charter)


            Ohio                           0-16540               34-1405357
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(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
        Incorporation)                                       Identification No.)


       201 South 4th Street, Martins Ferry, Ohio                    43935-0010
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, including Area Code       740-633-0445
                                                     ---------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     The following exhibits are furnished herewith:


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

     99 Press Release dated July 22, 2004 announcing the Registrant's financial results for the three and six month periods ended June 30, 2004



ITEM 12.      DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004, the Company issued a press release announcing financial results for the fiscal periods ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference herein.

Statements contained in this report may be forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of such words as "intend," "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Such forward-looking statements are based on current expectations, but may differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, which are incorporated into this press release by reference. Other factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative and regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality and composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Bank's market area, changes in relevant accounting principles and guidelines and other factors over which management has no control. The forward-looking statements are made as of the date of this release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   July 27, 2004

                                              United Bancorp, Inc.


                                        By:   /s/ Scott A. Everson
                                              ----------------------------------
                                              Scott A. Everson
                                              Senior Vice President - Operations








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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

     99 Press Release dated July 22, 2004 announcing the Registrant's financial results for the three and six month periods ended June 30, 2004